UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2021

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

900 Innovators Way
Simi Valley, California	93065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 581-2187

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	AVAV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 3, 2021, AeroVironment, Inc. (the “Company”) closed its acquisition of Telerob Gesellschaft für Fernhantierungstechnik mbH, a German company based in Ostfildern (near Stuttgart), Germany (“Telerob”), including Telerob’s wholly owned subsidiary, Telerob USA, Inc. (“Telerob USA,” and collectively with Telerob, the “Telerob Group”) pursuant to its previously announced Share Purchase Agreement (the “Purchase Agreement”) with Unmanned Systems Investments GmbH, a German limited liability company incorporated under the laws of Germany (the “Seller”), and each of the unit holders of the Seller (collectively, the “Shareholders”), to purchase 100% of the issued and outstanding shares of Seller’s wholly-owned subsidiary Telerob (the “Acquisition”). Upon closing of the transactions contemplated by the Purchase Agreement, Telerob became a wholly-owned subsidiary of the Company.

Pursuant to the Purchase Agreement at closing, the Company paid €37,455,398.11 (approximately $45.4 million) in cash to the Seller (subject to certain purchase price adjustments as set forth in the Purchase Agreement), less (a) €3,000,000 (approximately $3.6 million) to be held in escrow for breaches of the Seller’s fundamental warranties or any other of Seller’s warranties to the extent not covered by a representation and warranty insurance policy (the “RWI Policy”) obtained by the Company in support of certain indemnifications provided by the Seller; (b) transaction-related fees and costs incurred by the Seller, including change in control payments triggered by the transaction; and (c) 50% of the cost of obtaining the RWI Policy. In addition, at closing the Company paid off approximately €7.8 million (approximately $9.4 million), of certain indebtedness of the Telerob Group, which amount was paid in combination to the Seller and the lender under an agreement between Telerob and the lender providing for a reduced payoff amount. This indebtedness was offset by cash on hand at the Telerob Group at closing. The escrow amount is to be released to the Seller, less any amounts paid or reserved, 30 months following the closing date.

In addition to the consideration paid at closing, the Seller may receive €2,000,000 (approximately $2.4 million) in additional cash consideration if specific revenue targets for the Telerob Group are achieved during the 12 month period after closing beginning on the first day of the calendar month following the closing (the “First Earnout Year”) and an additional €2,000,000 (approximately $2.4 million) in cash consideration if specific revenue targets for the Telerob Group are achieved in the 12 month period following the First Earnout Year. The Seller may also receive up to €2,000,000 (approximately $2.4 million) in additional cash consideration if specific awards and/or orders from the U.S. military are achieved prior to the end of a 36-month post-closing period.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement. The Company filed the Purchase Agreement as Exhibit 10.6 to its Quarterly Report on Form 10-Q for the quarter ending January 30, 2021.

Item 7.01. Regulation FD Disclosure.

On May 4, 2021, the Company issued a press release announcing that it had closed the Acquisition. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit
Number	Description
99.1	Press release issued by AeroVironment, Inc., dated May 4, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements. Forward-looking statements typically are identified by the use of terms such as “may,” “will,” “should,” “might,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “goal,” “project,” “strategy,” “future,” and similar words, although some forward-looking statements are expressed differently. These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. These risks and uncertainties include, but are not limited to, the Company's ability to successfully achieve the anticipated benefits of the Acquisition, including by retaining key employees and customers; the risk that disruptions will occur from the acquisitions conducted by the Company that will harm its business or any acquired businesses; any disruptions or threatened disruptions to the Company's relationships with the Company's distributors, suppliers, customers and employees; the ability to timely and sufficiently integrate acquired operations into the Company's ongoing business and compliance programs, including the expansion of international locations; the Company's ability to perform under existing contracts and obtain additional contracts; changes in the regulatory environment; the activities of competitors; failure of the markets in which the Company operates to grow; failure to expand into new markets; failure to develop new products or integrate new technology with current products; and general economic and business conditions in the United States and elsewhere in the world. The Company is subject to additional risks and uncertainties described in the Company’s Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis and expectations only as of the date of this Current Report on Form 8-K. We undertake no obligation to publicly release the results of any revision or update of the forward-looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: May 4, 2021	By:	/s/ Wahid Nawabi
Wahid Nawabi
President and Chief Executive Officer

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